Schedule of Assumptions Used in Calculation of Net Periodic Pension Cost (Detail)	12 Months Ended
	Jun. 30, 2019	Jun. 30, 2018	Jun. 30, 2017
Defined Benefit Plan, Weighted Average Assumptions Used in Calculating Net Periodic Benefit Cost [Abstract]
Discount rate	0.90%	0.80%	0.30%
Salary increase rate	2.00%	2.00%	2.00%
Expected return on plan assets	2.00%	2.00%	2.00%